SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  May 1, 1997



              AMERICAN INDUSTRIAL PROPERTIES REIT
     (Exact name of registrant as specified in its charter)

         Texas            1-9016            75-6335572
    (State or Other  (Commission File    (I.R.S. Employer
    Jurisdiction of      Number)          Identification
    Incorporation)                           Number)


6220 North Beltline, Suite 205, Irving, Texas     75063
  (Address of principal executive offices)     (zip code)

               (972) 550-6053
  (Registrant's telephone number, including
                 area code)



Item 5.  Other Events

       On May 1, 1997, the Trust entered into an agreement with Morgan Stanley Asset Management Inc. ("MSAM") and an affiliate of MSAM whereby such affiliate and clients of MSAM (collectively, the "Purchasers") have agreed to purchase up to $20,000,000 of senior convertible debt securities (the "Debt") of the Trust, subject to certain conditions, including the execution of definitive agreements.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

                    99.1 Press Release dated May 2, 1997



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN INDUSTRIAL PROPERTIES REIT



                          /s/ Charles W. Wolcott
                         Charles W. Wolcott
                         President and Chief Executive Officer

DATE:  May 13, 1997




                       Index to Exhibits

                                                 Sequentially
Exhibit No.     Description                      Numbered Pages
  99.1          Press Release dated May 2, 1997